SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): November 1, 1996



                        MLCC Mortgage Investors, Inc.

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           (Exact name of registrant as specified in its character)



                                   Delaware

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        (State or other jurisdiction of incorporation or organization)


  33-84894                              59-3247986

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(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL   32246
          Attention: General Counsel

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            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                           Not applicable
_________________________________________________________________
(Former name or former address, if changed since last report)



Item 5.   Other Events.
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Filing of Pooling and Servicing Agreement
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     On November 1, 1996, MLCC Mortgage Investors, Inc. (the "Seller") entered into a Pooling and Servicing Agreement dated as of November 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Seller, as seller, Merrill Lynch Credit Corporation, as servicer (the "Servicer"), and Bankers Trust Company of California N.A., as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.




Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits

               The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulations S-K.

               Exhibit No.         Description
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                    4              Pooling and Servicing Agreement



SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By: /s/ Laurel A. Davis
                                       ------------------------
Laurel A. Davis
                                   Its: Assistant Vice President




Dated:    December 10, 1996





                                EXHIBIT INDEX


          Exhibit No.                                       Page
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               4                                              6








                              EXHIBIT 4